UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 1, 2007 (October 26, 2007)
MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation)	38-2626206 (I.R.S. Employer Identification Number)
1-14094
(Commission File Number)

26255 American Drive Southfield, Michigan (Address of Principal Executive Offices)	48034 (Zip Code)
(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 29, 2007, Meadowbrook Insurance Group, Inc. issued a press release setting forth its financial results for the third quarter and nine months ended September 30, 2007.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On October 26, 2007, the Board of Directors approved and adopted the following amendments to the Company’s Amended and Restated By-laws (the “By-laws”) to allow for the issuance of uncertificated shares:
     1. Section 1 of Article VI was amended in its entirety to read as follows:
     Section 1. Uncertificated Shares of Stock; Certificates for Shares
     To the extent permitted by applicable law and unless otherwise provided by the Corporation’s Articles of Incorporation, the Board of Directors may provide by resolution that some or all of any class or series of shares of capital stock in the Corporation shall be issued in uncertificated form pursuant to customary arrangements for issuing shares in such uncertificated form. Any such resolution shall not apply to shares then represented by a certificate until such certificate is surrendered to the Corporation, nor shall such a resolution apply to a certificated share issued in exchange for an uncertificated share. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to applicable law. Notwithstanding the foregoing, upon the written request of a holder of shares of the Corporation delivered to the Secretary of the Corporation, such holder is entitled to receive one or more certificates representing the shares of stock of the Corporation held by such holder. The shares of the Corporation which are certificated shall be signed by the Chairperson of the Board, Vice-chairperson of the Board, President or a Vice-president and which also may be signed by another officer of the Corporation. The officers’ signatures may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. If any officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were such officer at the date of issue.
     2. Section 2 of Article VI was amended in its entirety to read as follows:
     Section 2. Lost or Destroyed Certificates
     The Board of Directors may direct or authorize an officer to direct that a new certificate for shares be issued or substitute stock in uncertificated form in place of any certificate alleged to have been lost or destroyed. When authorizing such issue of a new certificate or substitute stock in uncertificated form, the Board of Directors or officer may, in its own discretion and as a condition precedent to the issuance thereof, require the owner (or the owner’s legal representative) of such lost or destroyed certificate to give the Corporation an affidavit claiming that the certificate is lost or destroyed or a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to such old or new certificate or substitute stock in uncertificated form.

     3. Section 3 of Article VI was amended in its entirety to read as follows:
     Section 3. Transfer of shares
     Transfers of uncertificated shares of stock shall be made on the books of the Corporation only by the holder thereof in person or by attorney upon presentation of such evidence of ownership and validity of the transfer as the Corporation requires in accordance with customary procedures for transferring shares in uncertificated form. Certificated shares of the Corporation are transferable only on the Corporation’s stock transfer books upon surrender to the Corporation or its transfer agent of a certificate for the shares, duly endorsed for transfer, and the presentation of such evidence of ownership and validity of the transfer as the Corporation requires.
ITEM 7.01 REGULATION FD DISCLOSURE
The Company’s press release issued October 29, 2007 provided certain information regarding the Company’s anticipated full year 2007 and 2008 financial results. A copy of the press release is furnished herewith as Exhibit 99.1.
The statements made by the Company under this item constitute forward-looking statements. Please refer to the Company’s most recent Form 10-K, Form 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; the ability to obtain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; attainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
The information in this Item 7.01, including the information regarding the Company’s anticipated full year 2007 and 2008 financial results set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 8.01 OTHER EVENTS
On October 26, 2007, the Board of Directors authorized management to purchase up to 1,000,000 shares, or approximately 3%, of the Company’s common stock in market transactions over the next twenty-four months. This Stock Repurchase Plan replaced the previous plan that expired effective October 27, 2007.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.	None.

b.	None.

c.	None.

d.	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:
99.1	Earnings Press Release for the third quarter and nine months ended September 30, 2007, issued October 29, 2007.
The information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Items 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2007	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)
	By:	/s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Earnings Press Release for the third quarter and nine months ended September 30, 2007, issued October 29, 2007.